Exhibit 10.10
Equity Transfer Agreement
Transferor (Party A): Bright Praise Holdings Limited
Address: Unit 1006 10/F Carnarvon Plaza, 20 Carnarvon Road TST Hongkong
Legal representative: Kwok Ping Sun
Tel: 00852-27340411     Fax: 00852-30191936
Transferee (Party B): Eastern Well Holdings Limited
Address: 18/F, Sun Ying Commercial Building, 151-155 Queen’s Road Central, Hongkong
Legal representative: Kwok Ping Sun
Tel: 00852-21913683     Fax: 00852-21849811
Party A and Party B have reached through friendly consultation the following agreements with respect to the equity transfer of [Jiangxi Nobao Appliance Co., Ltd.] based on the principles of equality and mutual benefit (this “Agreement”).
Article 1 Transfer Price
1.1 Party A agrees to transfer the 100% equities of Jiangxi Nobao Appliance Co., Ltd. in its possession to Party B and Party B agrees to accept the transfer in the following manner: Party B will repay the capital contribution of USD540,000 that Party A has made within 1 year as of the date hereof; with respect to the land contributed by Party A to Jiangxi Nobao Appliance Co., Ltd. that have appreciated by several times , Party B will pay Party A USD300,000 as compensation on a lump-sum basis within 1 year as of the date hereof.
Article 2 Warranties
2.1 Party A warrants that the equities that it intends to transfer is its true contribution to Jiangxi Nobao Appliance Co., Ltd. and are under its lawful possession, over which Party A has full rights of disposal. Party A warrants that no mortgage, pledge, security, or third party claim is placed on such equities; otherwise, Party A shall be liable for all liabilities caused thereby.
2.2 Upon completion of transfer by Party A, the rights and obligation that Party A may enjoy in Jiangxi Nobao Appliance Co., Ltd. will transfer to Party B accordingly.
2.3 Party B confirms the articles of association of Jiangxi Nobao Appliance Co., Ltd. and the provisions hereof and warrants to perform its obligations and liabilities according to the articles of association.
Article 3 Profit and Loss Sharing
Upon approval by the administration of industry and commerce and completion of registration of change of shareholders, Party B shall become a shareholder of Jiangxi Nobao Appliance Co., Ltd. and shall share the profits and losses of the company in proportion to its contribution to the company and according to the articles of association of the company.

Article 4 Amendment and Termination
In the event of any of the following circumstances, either party may amend or terminate this Agreement only with written agreement by the parties:
1. It is impossible to continue to perform this Agreement due to any force majeure event or any unavoidable reason not attributable to either party;
2. Either party becomes incapable of performing this Agreement;
3. One party has or two parties have breached this Agreement, which materially affect the economic interests of the non-breaching party and render the performance of this Agreement unnecessary;
4. The parties decide to amend or terminate this Agreement due to any change of circumstances.
Article 5 Dispute Resolution
5.1 The parties shall resolve through consultation any dispute relating to the validity, performance, breach or termination of this Agreement.
5.2 If such consultation proves unsuccessful, either party may submit such dispute to arbitration or litigation for resolution.
Article 6 Validity
This Agreement shall become effective as of the date when this Agreement is executed by the parties.
This Agreement shall be in three counterparts, Party A, Party B and Jiangxi Nobao Appliance Co., Ltd. shall each hold one of them, all of which shall have the same legal effect.
Party A (signature): Bright Praise Holdings Limited (seal)
Date: March 28, 2008
Party B (signature): Eastern Well Holdings Limited (seal)
Date: March 28, 2008

Supplementary Agreement to Equity Transfer Agreement
Transferor (Party A): Bright Praise Holdings Limited
Address: Unit 1006 10/F Carnarvon Plaza, 20 Carnarvon Road TST Hongkong
Legal representative: Kwok Ping Sun
Tel: 00852-27340411
Transferee (Party B): Eastern Well Holdings Limited
Address: 18/F, Sun Ying Commercial Building, 151-155 Queen’s Road Central, Hongkong
Legal representative: Kwok Ping Sun
Tel: 00852-21913683     Fax: 00852-21849811
This Supplementary Agreement is made with respect to the Equity Transfer Agreement dated March 28, 2008 by Party A and Party B. Party A and Party B have reached through friendly consultation the following supplementary agreements with respect to the equity transfer of [Jiangxi Nobao Appliance Co., Ltd.] based on the principles of equality and mutual benefit: in addition to the Transfer Price as set forth in the Equity Transfer Agreement, Party A will pay Party B USD1.13 as compensation on a lump-sum basis prior to December 31, 2008. Other terms shall apply the Equity Transfer Agreement dated March 28, 2008.
This Agreement shall be in three counterparts, Party A, Party B and Jiangxi Nobo Appliance Co., Ltd. shall each hold one of them, all of which shall have the same legal effect.
For and on behalf of
Bright Praise Holdings Limited
Authorized Signature: Kwok Ping Sun
Party A: Bright Praise Holdings Limited
Date: March 30, 2008
For and on behalf of
Eastern Well Holdings Limited
Authorized Signature: Kwok Ping Sun
Party B: Eastern Well Holdings Limited
Date: March 30, 2008